Contingent liabilities	12 Months Ended
Sep. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
Contingent liabilities

10. Contingent Liabilities.

The Company is involved in litigation on a number of matters and is subject to certain claims which arise in the normal course of business. The Company has retained certain self-insurance risks with respect to losses for third party liability and property damage. There is a reasonable possibility that the Company’s estimate of vehicle and workers’ compensation liability may be understated or overstated but the possible range cannot be estimated. The liability at any point in time depends upon the relative ages and amounts of the individual open claims. In the opinion of management none of these matters are expected to have a material adverse effect on the Company’s financial condition, results of operations or cash flows.